Exhibit 10.1

SECOND AMENDMENT TO THE

PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 24, 2018 (such date, the “Second Amendment Effective Date”), is entered into by and among the following parties:

(i)	DXC TECHNOLOGY COMPANY, as Servicer (the “Servicer”);

(ii)	COMPUTER SCIENCES CORPORATION, as Exiting Servicer (in such capacity, the “Exiting Servicer”) and an Exiting Originator;

(iii)	DXC TECHNOLOGY SERVICES LLC, as remaining Originator under the Agreement described below (the “Remaining Originator”);

(iv)

THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO AS EXITING ORIGINATORS, as Exiting Originators (collectively, the “Exiting Originator” and each, an “Exiting Originator”, and together with the Remaining Originators, the “Originators”); and

(v)	DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), as Buyer under the Agreement described below (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.

BACKGROUND

A.        The Originators, the Servicer and the Buyer entered into that certain Purchase and Sale Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

B.        Concurrently herewith, the Servicer, the Buyer, as seller, the Committed Purchasers, the Group Agents and the Administrative Agent are entering into that certain Fourth Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”).

C.        The Exiting Originators desire to no longer be party to the Agreement as Originators on the Second Amendment Effective Date.

D.        The parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.    Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)        Each reference to “CSC Receivables LLC” (however defined or referenced) in the Agreement and its exhibits and in any related document or agreement shall be deemed to be a reference to “DXC Receivables LLC (f/k/a CSC Receivables LLC)”.

(b)        Each reference to “Computer Sciences Corporation” or “CSC” (however defined or referenced) in the Agreements and its exhibits and in any related document or agreement shall be deemed to be a reference to “DXC Technology Company” or “DXC”, as applicable.

(c)        Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.

(d)        Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.

(e)        Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

SECTION 2.    Release of Exiting Servicer; Joinder of Servicer.

(a)        Release of Exiting Servicer. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Servicer shall no longer be a party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document).

(b)        Delegation and Assumption of Exiting Servicer’s Obligations. Effective immediately prior to the removal of the Exiting Servicer as a party to the Agreement pursuant to clause (a) above, the Exiting Servicer hereby delegates to the Servicer, and the Servicer hereby assumes, all of the Exiting Servicer’s duties, obligations and liabilities under the Agreement and each of the other Transaction Documents.

(c)        Joinder of Servicer. Effective as of the date hereof, the Servicer hereby becomes a party to the Agreement as the Servicer thereunder with all the rights, interests, duties and obligations of the Servicer set forth therein.

(d)        Consent. Each of the parties hereto acknowledges, consents and agrees to the joinder of the Servicer as a party to the Agreement pursuant to clause (c) and waives any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein).

SECTION 3.    Release of Exiting Originators. The parties hereto hereby agree that upon the effectiveness of this Amendment, each Exiting Originator shall no longer be a party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document).

SECTION 4.    Delegation and Assumption of Exiting Originators’ Obligations. Effective immediately prior to the removal of the Exiting Originators as parties to the Agreement pursuant to Section 3 above, each Exiting Originator hereby delegates to the Remaining Originator, and the Remaining Originator hereby assumes all of the Exiting Originators’ duties, obligations and liabilities, to the extent if any, under the Agreement and each of the other Transaction Documents.

SECTION 5.    Cancellation of Subordinated Notes. Each Exiting Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to the Exiting Originator (collectively, the “Exiting Originator Notes” and each, an “Exiting Originator Notes”) and (b) has not sold, pledged, assigned, or otherwise transferred its respective Exiting Originator Note or any interest therein. Each Exiting Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under its respective Exiting Originator Note have been finally and fully paid and performed on or prior to the Second Amendment Effective Date. The Exiting Originator Notes are hereby cancelled and shall have no further force or effect.

SECTION 6.    Representations and Warranties of the Remaining Originator and Servicer. The Remaining Originator and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)        Representations and Warranties. The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date).

(b)        Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)        No Event of Default; No Purchase and Sale Termination Event. No Event of Termination, Unmatured Event of Termination, Non-Reinvestment Event, Unmatured Non-Reinvestment Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 7.    Effect of Amendment; Ratification. All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the

Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 8.    Effectiveness. This Amendment shall become effective as of the Second Amendment Effective Date, concurrently with the effectiveness to the Receivables Purchase Agreement Amendment, upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.

SECTION 9.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.

SECTION 11.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 12.    GOVERNING LAW AND JURISDICTION.

(a)        THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)        EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL

BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 13. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

DXC RECEIVABLES LLC, as Buyer

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY, as Servicer

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Vice President, Finance and Corporate Treasurer

DXC TECHNOLOGY SERVICES LLC, as the Remaining Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

ALLIANCE-ONE SERVICES, INC., as an Exiting Originator

By:	/s/ Phillip Ratcliff
Name: Phillip Ratcliff
Title: President

MYND CORPORATION, as an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

PDA SOFTWARE SERVICES LLC, as an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CYBERTEK CORPORATION, as an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC AGILITY PLATFORM, INC., as an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CONSULTING, INC., as an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

COMPUTER SCIENCES CORPORATION, as the Exiting Servicer and an Exiting Originator

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

Acknowledged by:

PNC BANK, NATIONAL ASSOCIATION

as Administrative Agent

By:	/s/ Christopher Blaney

Name:	Christopher Blaney

Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Group Agent for its Purchaser Group

By:	/s/ Christopher Blaney

Name:	Christopher Blaney

Title:	Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION,

as Group Agent for its Purchaser Group

By:	/s/ Eero Maki

Name:	Eero Maki

Title:	Managing Director

MUFG BANK, LTD., as Group Agent for its Purchaser Group

By:	/s/ Eric Williams

Name:	Eric Williams

Title:	Managing Director

FIFTH THIRD BANK, as Group Agent for its Purchaser Group

By:	/s/ Patrick Berning

Name:	Patrick Berning
Title:	Principal

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group

By:	/s/ Richard A. Burke

Name:	Richard A. Burke
Title:	Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group

By:	/s/ Bradley Purkis

Name:	Bradley Purkis
Title:	Managing Director

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
DXC Technology Services LLC	Delaware

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
DXC Technology Services LLC	1775 Tysons Boulevard, Tysons, VA 22102

Schedule III

TRADE NAMES

DXC Technology Services LLC

None

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